Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated November 2, 2006 to

The Consultant Variable Universal Life Prospectus

dated May 1, 2006

Investor’s Select Variable Universal Life Prospectus

dated May 1, 2006

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable universal life policies issued by Lincoln Benefit Life Company.

Correction To Number of Investment Choices You May Invest In

The second sentence of question 5 in the Summary section of your prospectus is deleted and replaced with the following:

You may invest in up to twenty one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account.

The second paragraph of the sub-section “Allocation of Premium” in the Purchase of Policy and Premiums section (page 12) is deleted and replaced with the following:

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

The first sentence of the second paragraph in the “General” sub-section of the Transfers section (page 13) is deleted and replaced with the following:

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

For future reference, please keep this supplement together with your prospectus.